SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2006

                           ONSTREAM MEDIA CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                     Florida
                                     -------
                 (State or Other Jurisdiction of Incorporation)

                000-22849                              65-0420146
            -------------------                     -----------------
         (Commission File Number)        (IRS Employer Identification Number)

                1291 SW 29 Avenue, Pompano Beach, Florida 33069
                -----------------------------------------------
                   (Address of executive offices and Zip Code)

                                  (954)917-6655
                                  -------------
              (Registrant's Telephone Number, Including Area Code)


                         -------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

      On March 1, 2006 Onstream Media Corporation issued a press release recapping its February 28, 2006 conference call held to discuss its fiscal 2006 first quarter financial results, new business developments and outlook for the remainder of fiscal year 2006. This press release also addressed the discussion in that conference call of a letter to the Company from NASDAQ dated February 23, 2006 notifying it that NASDAQ believed the company did not comply with Marketplace Rule 4310(c)(2)(B), as well as the Company's subsequent resolution of that matter with NASDAQ. A copy of the press release, which is incorporated herein by reference, is attached to this Current Report on Form 8-K as Exhibit 99.1.

      The receipt of the February 23 letter from NASDAQ and related matters were also disclosed in Items 3.01 and 4.02 of a Form 8-K filed by the Company on February 28, 2006, which is hereby incorporated by reference.

Item 9.01    Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.                       Description

99.1                       Press release dated March 1, 2006



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ONSTREAM MEDIA CORPORATION


                                                   By: /s/ Robert E. Tomlinson
                                                   ---------------------------
March 1, 2006                                         Robert E. Tomlinson, CFO